UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2007

(March 2, 2007)

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. EVANGELINE THRUWAY

CARENCRO, LOUISIANA 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed with the Securities and Exchange Commission by OMNI Energy Services Corp. (the “Company”) under Items 2.01 and 9.01 on March 8, 2007. Amendment No. 1 is being filed to include the financial statements and pro forma financial information omitted from the initial filing of the Current Report, in accordance with Item 9.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on March 2, 2007, the Company acquired 100% of the membership interests of BMJ Industrial Investments, L.L.C., a Texas limited liability corporation (“BMJ”), and its wholly-owned subsidiary, Charles Holston, Inc., a Louisiana corporation (collectively “CHI”), pursuant to a Membership Interest Purchase and Sale Agreement dated January 16, 2007 by and among the Company, CHI and the members of BMJ. For a complete description of the Company’s acquisition of CHI, refer to Item 2.01 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 8, 2007, which Item 2.01 is incorporated in its entirety herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

In accordance with Regulation S-X Rule 3-05, we have herein provided the audited historical financial statements of Charles Holston, Inc., a subsidiary of BMJ, as all of the operations acquired by the Company have been historically conducted through Charles Holston, Inc. The following Audited Historical Financial Statements of Charles Holston, Inc., together with the Independent Auditors’ Report thereon signed by Wright, Moore, Dehart, Dupuis & Hutchinson, L.L.C., are attached as Exhibit 99.1 to this Current Report on Form 8-K/A:

1.	Balance Sheet as of December 31, 2006.

2.	Statement of Income for the year ended December 31, 2006.

3.	Statement of Changes in Stockholder’s Equity for the year ended December 31, 2006.

4.	Statement of Cash Flows for the year ended December 31, 2006.

5.	Notes to the Financial Statements.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Information is attached as Exhibit 99.2 to this Current Report on Form 8-K/A:

1.	Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006.

2.	Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2007.

3.	Notes to Unaudited Pro Forma Financial Statements

(c) Exhibits.

Exhibit Number	Description
23.1	Consent of Wright, Moore, DeHart, Dupuis & Hutchinson, L.L.C.

99.1	Charles Holston, Inc. Audited Historical Financial Statements.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of OMNI Energy Services Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: May 16, 2007

	By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President